SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.    )

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AKERNA CORP.
(Name of Registrant as Specified in Its Charter)

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Akerna Nominates Pharmaceutical and Cannabis Industry Expert to Board of Directors

The enterprise software company nominates Barry Fishman to their board

DENVER, April 27, 2021 /PRNewswire/ -- Akerna (Nasdaq: KERN) (“Akerna” or the “Company”), an enterprise software company, leading compliance technology provider, and developer of the cannabis industry’s first seed-to-sale enterprise resource planning (ERP) software technology (MJ Platform®), today announces an intended transition to their Board of Directors.

At the Company’s upcoming annual stockholders meeting on June 7, 2021, Mark D. Iwanowski, an experienced executive veteran in the global technology sector, will be concluding his time with the Board of Directors after two years of tremendous service. Iwanowski joined Akerna’s Board of Directors as the Company went public, providing strategic guidance and leading high growth for the business with his deep background and expertise in Enterprise Resource Planning (ERP), mergers and acquisitions (M&A), and technology infrastructure. His work and dedication was essential to the acceleration of global market share that Akerna has achieved.

“Mark’s extensive background in technology, M&A, and ERP was invaluable to Akerna’s growth over the past couple of years. Mark’s leadership led us to numerous milestones, helped us evaluate how we look at risk, and positively impacted our transition to a public board,” said Akerna Chief Executive Officer Jessica Billingsley. “Mark’s contributions have had a truly positive impact on our organization, and I am deeply thankful for his service. I will be eagerly following his future endeavors and am excited to see the positive impacts he will have on those fortunate to receive his guidance.”

“Akerna has set a precedent for the cannabis technology industry, propelling the rapid growth of seed-to-sale tracking and supply chain transparency across the world,” said Mark Iwanowski. “I am grateful to have been able to lend my technology, ERP, and M&A experience to Akerna through this pivotal transition phase and propel the company’s growth since going public.”

Barry Fishman, an entrepreneurial leader and change agent known for his expertise driving growth during times of transformation, has been nominated to join Akerna’s board pending the vote of stockholders at the Company’s upcoming annual stockholders meeting on June 7, 2021. Most recently, he served as CEO for VIVO Cannabis, a Canadian-based licensed producer and client of Ample Organics. Prior to that, Barry was the CEO of three pharmaceutical companies (Taro Canada, Teva Canada and Merus Labs) and also served as a director for several cannabis companies, including Canopy Growth Corporation and Aurora Cannabis. He has an expansive global network and proven success in strategy development, performance enhancement, and public company governance.

“By seeking to add Barry to our Board, we intend to gain an accomplished Director with deep experience navigating complex business transformations, cross-functional cannabis and pharmaceutical industry knowledge, and significant integration experience,” said Jessica Billingsley, Akerna CEO. “Barry is the exact type of leader we need to continue to propel Akerna’s growth and success.”

“I am thrilled to be nominated to join Akerna’s dynamic team, bringing my extensive finance, capital markets, pharmaceutical, and Canadian cannabis experience to the cannabis industry’s international leader in cannabis software,” said Barry Fishman. “I look forward to assisting in the continuation of Akerna’s rapid growth trajectory and serving both the company and its shareholders as the legal cannabis industry continues to grow across the United States and internationally.”

About Akerna

Akerna (Nasdaq: KERN) is an enterprise software company focused on compliantly serving the cannabis, hemp, and CBD industries. Based in Denver, Colorado, the Company’s mission is to create the world’s most transparent and accountable supply chain by building a cannabis technology ecosystem connecting data points across the global cannabis supply chain from seed to sale to self. First launched in 2010, Akerna has tracked more than $20 billion in cannabis sales to date and is the first cannabis software Company listed on Nasdaq.

Using connected data and information to propel the cannabis industry forward, Akerna empowers businesses, governments, patients, and consumers to make smart decisions. The Company’s cornerstone technology, MJ Platform, the world’s leading infrastructure as a service platform, powers retailers, manufacturers, brands, distributors, and cultivators. Akerna also offers a complete suite of professional consulting services and data analytics for businesses as well as solo sciences, MJ Freeway, Leaf Data Systems, Trellis, Ample Organics and Viridian Sciences.

Forward-Looking Statements

Certain statements made in this release and any accompanying statements by management are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regardingthe potential of adding Barry Fishman to the board, which is subject to the vote of stockholders at the Company’s 2021 annual meeting, the potential benefits of adding Barry Fishman to the board, Akerna’s future business plans, Akerna’s potential business strengths in the market and any other statements expressing the views of Akerna’s management on future business results or strategy. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Akerna’s control, that could cause actual results or outcomes (including, without limitation, the results of Akerna’s contracts, strategic initiatives, and business plans as described herein) to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include (i) Akerna’s ability to recognize the anticipated benefits of being a public company, (ii) competition, (iii) Akerna’s ability to grow and manage growth profitably, (iv) Akerna’s ability to maintain relationships with customers and suppliers and retain its management and key employees, (v) costs related to being a public company, (vi) changes in applicable laws or regulations, (vii) Akerna’s ability to identify, complete and integrate acquisitions, including Viridian, and achieve expected synergies and operating efficiencies in connection with acquired businesses, (viii) and other risks and uncertainties disclosed from time to time in Akerna’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein. Actual results, performance, or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those vary from forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial and other information, are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond Akerna’s control. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Akerna’s industry and end markets are based on sources believed to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Additional Important Information Regarding Proxy Solicitation

This press release may be deemed to be solicitation material in respect of the Annual Meeting to be held on June 7, 20201. On April 27, 2021, Akerna filed a definitive proxy statement on Schedule 14A and form of proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Akerna’s 2021 Annual Meeting (the “Proxy Statement”) which is publicly available. Akerna anticipates that the Notice & Access Card regarding the availability of the Proxy Statement, Transition Report on Form 10-KT and proxy card will be disseminated to stockholders on April 28, 2021. Akerna, its directors and certain of its executive officers are participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting including this press release and the solicitation of proxies in favor of adding Barry Fishman to the Board of Directors. Information regarding the names of Akerna’s directors and executive officers and their respective interests in Akerna by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in Akerna’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of Akerna’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by Akerna free of charge from the SEC’s website, www.sec.gov. Akerna’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to Akerna Corp., attention: Secretary at 1550 Larimar Street #246, Denver, Colorado 80202 or by e-mail at info@akerna.com or from the investor relations section of Akerna’s website, at ir.akerna.com/sec-filings.

Press Contact:

Georgia Jablon

Communications Manager, Akerna

Georgia.jablon@akerna.com

Investor Contact:

IR@akerna.com

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